Exhibit 99.2

Third Quarter 2007 Earnings Presentation INNOVATION • INDUSTRY • GROWTH November 6, 2007

This document contains “forward-looking” statements, as that term is defined by the federal securities laws, about our financial condition, results of operations and business. Forward-looking statements include certain anticipated, believed, planned, forecasted, expected, targeted and estimated results along with TriMas’ outlook concerning future results. The words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved. These forward-looking statements are subject to numerous assumptions, risks and uncertainties and accordingly, actual results may differ materially from those expressed or implied by the forward-looking statements. We caution readers not to place undue reliance on the statements, which speak only as of the date of this document. The cautionary statements set forth above should be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. We do not undertake any obligation to review or confirm analysts’ expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events. Risks and uncertainties that could cause actual results to vary materially from those anticipated in the forward-looking statements included in this document include general economic conditions in the markets in which we operate and industry-based factors such as: technological developments that could competitively disadvantage us, increases in our raw material, energy, and healthcare costs, our dependence on key individuals and relationships, exposure to product liability, recall and warranty claims, work stoppages at our facilities, or our customers or suppliers, risks associated with international markets, protection of or liability associated with our intellectual property, lower cost foreign manufacturers, compliance with environmental and other regulations, and competition within our industries. In addition, factors more specific to us could cause actual results to vary materially from those anticipated in the forward-looking statements included in this document such as our substantial leverage, limitations imposed by our debt instruments, our ability to successfully pursue our stated growth strategies and opportunities, including our ability to identify attractive and other strategic acquisition opportunities and to successfully integrate acquired businesses and complete actions we have identified as providing cost-saving opportunities. Safe Harbor Statement

2007 Third Quarter Summary Record third quarter sales and earnings Third quarter revenues were $262.2 million, increasing $17.6 million or 7.2% from Q3-2006 Operating profit improved 6.1% to $27.3 million Adjusted EBITDA from continuing operations was $37.1 million, up $2.9 million or 8.4% over Q3-2006 Income from continuing operations was $6.6 million versus a loss of $2.3 million in Q3-2006 Diluted EPS was $0.20 versus a loss of $0.11 in Q3-2006 ($ in millions, except per share amounts) *Before non-cash, after-tax charge of $5.4 million or $0.26 per share related to the Q3-2006 debt refinancing (from continuing operations, except for operating cash flow) 2007 2006 Increase Net Sales 262.2 $ 244.6 $ 7.2% Operating Profit 27.3 $ 25.7 $ 6.1% Adjusted EBITDA 37.1 $ 34.2 $ 8.4% EPS (fully-diluted) 0.20 $ 0.15 $ * 33.3% Gross Margin % 27.4% 27.4% Operating Cash Flow 20.9 $ 9.1 $ 129.7% Three months ended September 30,

Third Quarter 2007 Operating Highlights INNOVATION • INDUSTRY • GROWTH

Packaging Systems Net Sales Adjusted EBITDA Q3-07 Q3-06 Operating Profit $53.4 $51.8 ($ in millions) Q3-07 Q3-06 $13.4 $11.3 Q3-07 Q3-06 $9.9 $8.1 -3.1% -15.5% -18.4% Sales decreased due to lower demand for core industrial closure products for the paint, construction and chemical markets Laminates business was steady despite weakness in North American construction markets Continue to develop new specialty products for growing end markets Decline in Adjusted EBITDA and operating profit driven by decreased sales levels, less favorable sales mix and increases in steel and resin costs, in combination with increased investment in growth-oriented SG&A Continue to develop specialty product applications for growing end markets and expand geographically

Energy Products Strong specialty gasket sales to refinery and petrochemical industries due to product expansion and continued high levels of capacity utilization Sales of engine and well-site repair parts declined between years due to sluggish natural gas drilling activity in Western Canada Continue to introduce products complementary to engine business – compressors and gas production equipment Expand gasket business internationally - expect continued strong end-market demand in the refining and petrochemical industries Q3-07 Q3-06 $38.5 $40.3 Q3-07 Q3-06 $6.3 $5.7 Q3-07 Q3-06 $5.8 $4.9 +4.8% -10.4% -16.4% ($ in millions) Net Sales Adjusted EBITDA Operating Profit

Industrial Specialties Q3-07 Q3-06 $44.6 $54.6 Q3-07 Q3-06 $11.1 $13.5 Q3-07 Q3-06 $9.9 $11.9 +22.3% +21.7% +19.8% ($ in millions) Net Sales Adjusted EBITDA Operating Profit Sales of aerospace products continue to be strong due to the introduction of new products and a strong market Demand for industrial cylinders and shell casings remains strong Precision cutting tool business continues to expand its “specials” cutting tool product offering with a focus on medical applications Acquired DEW Technologies, a medical device manufacturer, during quarter Continued product innovation and expansion of international sales

RV & Trailer Products Q3-07 Q3-06 $43.3 $45.9 Q3-07 Q3-06 $4.5 $6.5 Q3-07 Q3-06 $2.9 $4.3 +6.0% +44.3% +46.2% ($ in millions) Net Sales Adjusted EBITDA Operating Profit Sales increased 6.0% vs. a weak end market due to sales in the electrical products business Profitability increase driven by prior cost initiatives and an increase in sales Drive continued growth by leveraging strong brand names for additional market share and introducing new products Cross-sell the product portfolio into all channels and expand internationally Proactively manage costs through sourcing and continuously improve operational efficiency

Recreational Accessories Q3-07 Q3-06 $64.8 $69.6 Q3-07 Q3-06 $6.5 $7.7 Q3-07 Q3-06 $3.9 $4.9 +7.4% +17.9% +25.8% ($ in millions) Net Sales Adjusted EBITDA Operating Profit Sales for group increased 7.4% vs. weak end market due to introduction of new programs and market share gains Operating profit and Adjusted EBITDA improvements due to increase in sales and savings from sourcing initiatives and productivity improvements Acquired “Fifth Gear” product line from Quest Technologies in July 2007 – integrated into Goshen, Indiana plant Growth in 2008 will be driven by continued market share gains, new product initiatives and expanded penetration within the retail channel

Third Quarter 2007 Financial Highlights INNOVATION • INDUSTRY • GROWTH

2007 Third Quarter Results ($ in thousands) 2007 2006 Change Net Sales Packaging Systems. 51,770 $ 53,410 $ -3.1% Energy Products 40,330 38,500 4.8% Industrial Specialties 54,560 44,600 22.3% RV & Trailer Products 45,940 43,320 6.0% Recreational Accessories 69,580 64,760 7.4% Net sales from continuing operations. 262,180 $ 244,590 $ 7.2% Three months ended September 30,

2007 Third Quarter Results ($ in thousands) (1) The Company has established Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") as an indicator of our operating performance and as a measure of our cash generating capabilities. The Company defines “Adjusted EBITDA” as net income before interest, taxes, depreciation, amortization, non-cash asset and goodwill impairment write-offs, and non-cash losses on sale-leaseback of property and equipment. 2007 2006 Change Adjusted EBITDA (1) Packaging Systems. 11,300 $ 13,370 $ -15.5% Energy Products 5,670 6,330 -10.4% Industrial Specialties 13,540 11,130 21.7% RV & Trailer Products 6,480 4,490 44.3% Recreational Accessories 7,710 6,540 17.9% Segment Adjusted EBITDA 44,700 41,860 6.8% % Margin 17.0% 17.1% -0.6% Corporate expenses, management fees and other. (7,630) (7,650) 0.3% Adjusted EBITDA from continuing operations. 37,070 $ 34,210 $ 8.4% % Margin. 14.1% 14.0% 0.7% Three months ended September 30,

TriMas Capitalization As of September 30, 2007, TriMas had $4.2 million in cash and approximately $112.5 million of available liquidity under its existing revolving credit facilities and securitization program ($ in thousands) September 30, 2007 September 30, 2006 December 31, 2006 Cash and Cash Equivalents 4,160 $ 3,880 $ 3,600 $ 624,530 $ 722,250 $ 734,490 $ 374,340 $ 351,160 $ 232,780 $ 998,870 $ 1,073,410 $ 967,270 $ Memo: A/R Securitization 44,290 $ 32,000 $ 19,560 $ 668,820 $ 754,250 $ 754,050 $ Key Ratios: Bank LTM EBITDA. 162,630 $ 147,510 $ 147,760 $ Coverage Ratio 2.23x 1.87x 1.87x Leverage Ratio 4.11x 5.11x 5.10x Total Debt + A/R Securitization Total Capitalization Total Shareholders' Equity Total Debt

Third Quarter 2007 Summary Positive results of our growth strategies - revenue growth at 7.2% in Q3-2007 Improved year-over-year earnings performance for 8th consecutive quarter Short-term weakness in certain end markets Paint and construction industries Continued low levels of natural gas drilling in Western Canada Adjusted EBITDA guidance for 2007 – expected to be at the low-end of the previously disclosed range of $148 to $156 million Excludes approximately $14 million of one-time charges in Q2-2007 related to the use of IPO proceeds Excludes Q4-2007 charges associated with the planned Huntsville plant closure

TriMas Initiatives Focus on continued organic growth Develop new, innovative products for growing end markets – Medical, Specialty Packaging, Aerospace and Energy Expand internationally to service existing customers and acquire new customers Cross-sell product portfolio across customer bases Leverage brand positioning to increase market share Complete small, targeted acquisitions in growing end markets Niche product-based companies Leading market positions and strong brand names Good margins Manage costs and drive operational efficiency Decrease leverage

Q & A INNOVATION • INDUSTRY • GROWTH

Appendix INNOVATION • INDUSTRY • GROWTH

Balance Sheet (Unaudited - $ in thousands) September 30, December 31, 2007 2006 Current assets: Cash and cash equivalents 4,160 $ 3,600 $ Receivables, net . 105,600 99,240 Inventories, net 180,390 165,360 Deferred income taxes. 24,310 24,310 Prepaid expenses and other current assets 7,420 7,320 Assets of discontinued operations held for sale . - 11,770 Total current assets 321,880 311,600 Property and equipment, net 192,280 165,200 Goodwill 538,320 529,730 Other intangibles, net. 228,720 240,120 Other assets 35,810 39,410 Total assets 1,317,010 $ 1,286,060 $ Current liabilities: Current maturities, long-term debt 10,190 $ 9,700 $ Accounts payable 111,890 100,070 Accrued liabilities 75,580 71,970 Liabilities of discontinued operations . - 23,530 Total current liabilities 197,660 205,270 Long-term debt 614,340 724,790 Deferred income taxes 90,560 89,940 Other long-term liabilities 40,110 33,280 Total liabilities 942,670 1,053,280 Preferred stock $0.01 par: Authorized 100,000,000 shares; - - Common stock, $0.01 par: Authorized 400,000,000 shares; 330 210 Paid-in capital . 525,750 399,070 Accumulated deficit (204,900) (215,220) Accumulated other comprehensive income 53,160 48,720 Total shareholders' equity 374,340 232,780 Total liabilities and shareholders' equity. 1,317,010 $ 1,286,060 $ Assets Liabilities and Shareholders' Equity at September 30, 2007 and December 31, 2006, respectively Issued and outstanding: 33,409,500 and 20,759,500 shares Issued and outstanding: None.

Statement of Operations (Unaudited - $ in thousands) 2007 2006 2007 2006 Net sales 262,180 $ 244,590 $ 839,700 $ 797,260 $ Cost of sales (190,380) (177,690) (607,310) (581,960) Gross profit. 71,800 66,900 232,390 215,300 Selling, general and administrative expenses (42,980) (41,670) (134,430) (130,350) Advisory services agreement termination fee - - (10,000) - Costs for early termination of operating leases - - (4,230) - Gain (loss) on dispositions of property and equipment (1,500) 510 (1,370) 410 Operating profit 27,320 25,740 82,360 85,360 Other expense, net: Interest expense (15,720) (19,370) (52,920) (59,320) Debt extinguishment costs - (8,610) (7,440) (8,610) Other, net (1,170) (1,200) (3,310) (3,120) Other expense, net (16,890) (29,180) (63,670) (71,050) Income (loss) from continuing operations before income tax benefit (expense). 10,430 (3,440) 18,690 14,310 Income tax benefit (expense) (3,850) 1,180 (6,910) (5,100) Income (loss) from continuing operations 6,580 $ (2,260) $ 11,780 $ 9,210 $ Three months ended Nine months ended September 30, September 30,

(Unaudited - $ in thousands, except for per share amounts) Statement of Operations (cont’d) 2007 2006 2007 2006 Income (loss) from continuing operations 6,580 $ (2,260) $ 11,780 $ 9,210 $ Loss from discontinued operations, net of income taxes. - (10,870) (1,340) (16,240) Net income (loss) 6,580 $ (13,130) $ 10,440 $ (7,030) $ Earnings (loss) per share - basic: Continuing operations 0.20 $ (0.11) $ 0.44 $ 0.46 $ Discontinued operations, net of income taxes - (0.54) (0.05) (0.81) Net income (loss) per share 0.20 $ (0.65) $ 0.39 $ (0.35) $ Weighted average common shares - basic 33,409,500 20,132,201 26,843,749 20,051,181 Earnings (loss) per share - diluted: Continuing operations 0.20 $ (0.11) $ 0.44 $ 0.44 $ Discontinued operations, net of income taxes - (0.54) (0.05) (0.78) Net income (loss) per share 0.20 $ (0.65) $ 0.39 $ (0.34) $ Weighted average common shares - diluted 33,457,027 20,132,201 26,859,766 20,759,973 Three months ended Nine months ended September 30, September 30,

Cash Flow Highlights (Unaudited - $ in thousands) 2007 2006 Cash provided by operating activities 46,880 $ 26,460 $ Capital expenditures (22,520) (16,440) Acquisition of leased assets. (29,960) (3,140) Acquisition of businesses, net of cash acquired (13,540) - Net proceeds from disposition of businesses and other assets 6,150 980 Cash used for investing activities (59,870) (18,600) Proceeds from sale of common stock in connection with the 126,460 - Repayments of borrowings on senior credit facilities. (2,600) (2,130) Repayments of borrowings on term loan facilities - (254,960) Proceeds from term loan facilities - 260,000 Proceeds from borrowings on revolving credit facilities 399,580 576,960 Repayments of borrowings on revolving credit facilities (409,890) (585,420) Debt issuance costs - (2,160) Retirement of senior subordinated notes. (100,000) - Cash provided by (used for) financing activities 13,550 (7,710) Net decrease in cash and cash equivalents 560 $ 150 $ September 30, Nine months ended Company's initial public offering, net of issuance costs

2007 Third Quarter Results

($ in thousands)

	Three months ended September 30, 2007	Three months ended September 30, 2006	Change	Nine months ended September 30, 2007	Nine months ended September 30, 2006	Change
Net Sales						
Packaging Systems	$ 51,770	$ 53,410	-3.1%	$ 162,220	$ 158,450	2.4%
Energy Products	40,330	38,500	4.8%	122,930	117,170	4.9%
Industrial Specialties	54,560	44,600	22.3%	163,410	136,110	20.1%
RV& Trailer Products	45,940	43,320	6.0%	152,420	150,660	1.2%
Recreational Accessories	69,580	64,760	7.4%	238,720	234,870	1.6%
Net sales from continuing operations	$ 262,180	$ 244,590	7.2%	$ 839,700	$ 797,260	5.3%
Operating Profit						
Packaging Systems	$ 8,110	$ 9,940	-18.4%	$ 27,930	$ 27,970	-0.1%
Energy Products	4,860	5,810	-16.4%	16,930	17,280	-2.0%
Industrial Specialties	11,860	9,900	19.8%	36,770	28,170	30.5%
RV& Trailer Products	4,270	2,920	46.2%	16,740	17,560	-4.7%
Recreational Accessories	4,920	3,910	25.8%	17,420	14,270	22.1%
Corporate expenses and management fees	(6,700)	(6,740)	0.6%	(33,430)	(19,890)	-68.1%
Operating profit from continuing operations	$ 27,320	$ 25,740	6.1%	$ 82,360	$ 85,360	-3.5%
% Margin	*10.4%*	*10.5%*	*-1.0%*	*9.8%*	*10.7%*	*-8.4%*
Adjusted EBITDA[1]						
Packaging Systems	$ 11,300	$ 13,370	-15.5%	$ 37,690	$ 38,400	-1.8%
Energy Products	5,670	6,330	-10.4%	19,030	19,030	0.0%
Industrial Specialties	13,540	11,130	21.7%	40,600	32,060	26.6%
RV& Trailer Products	6,480	4,490	44.3%	22,840	22,890	-0.2%
Recreational Accessories	7,710	6,540	17.9%	25,130	22,460	11.9%
Segment Adjusted EBITDA	44,700	41,860	6.8%	145,290	134,840	7.7%
% Margin	*17.0%*	*17.1%*	*-0.6%*	*17.3%*	*16.9%*	*2.4%*
Corporate expenses, management fees and other	(7,630)	(7,650)	0.3%	(35,860)	(22,800)	-57.3%
Adjusted EBITDA from continuing operations	$ 37,070	$ 34,210	8.4%	$ 109,430	$ 112,040	-2.3%
% Margin	*14.1%*	*14.0%*	*0.7%*	*13.0%*	*14.1%*	*-7.8%*

[1] The Company has established Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") as an indicator of our operating performance and as a measure of our cash generating capabilities. The Company defines "Adjusted EBITDA" as net income before interest, taxes, depreciation, amortization, non-cash asset and goodwill impairment write-offs, and non-cash losses on sale-leaseback of property and equipment.



TRIMAS CORPORATION

22

Reconciliation of Non-GAAP Measure Adjusted EBITDA (1) The Company defines Adjusted EBITDA as net income (loss) before cumulative effect of accounting change, interest, taxes, depreciation, amortization, non-cash asset and goodwill impairment write-offs, non-cash losses on sale-leaseback of property and equipment. Lease expense and non-recurring charges are included in Adjusted EBITDA and include both cash and non-cash charges related to restructuring and integration expenses. In evaluating our business, management considers and uses Adjusted EBITDA as a key indicator of financial operating performance and as a measure of cash generating capability. Management believes this measure is useful as an analytical indicator of leverage capacity and debt servicing ability, and uses it to measure financial performance as well as for planning purposes. However, Adjusted EBITDA should not be considered as an alternative to net income, cash flow from operating activities or any other measures calculated in accordance with U.S. GAAP, or as an indicator of operating performance. The definition of Adjusted EBITDA used here may differ from that used by other companies. (1) (Unaudited - $ in thousands) The following represents certain costs and expenses relating to our use of IPO proceeds that are included in the determination of net income (loss) under GAAP and are not added back to net income in determining Adjusted EBITDA, but that we would consider in evaluating the quality of our Adjusted EBITDA. 2007 2006 2007 2006 Net income (loss) 6,580 $ (13,130) $ 10,440 $ (7,030) $ Income tax expense (benefit). 3,850 (8,350) 6,960 (5,720) Interest expense. 15,720 19,370 52,920 59,350 Debt extinguishment costs. - 8,610 7,440 8,610 Impairment of assets. - 15,850 - 15,850 Depreciation and amortization. 10,920 9,680 30,380 29,820 Adjusted EBITDA, total company 37,070 32,030 108,140 100,880 Negative Adjusted EBITDA, discontinued operations. - 2,180 1,290 11,160 Adjusted EBITDA, continuing operations 37,070 $ 34,210 $ 109,430 $ 112,040 $ 2007 2006 2007 2006 Costs and expenses related to use of IPO Proceeds: Advisory Services Agreement termination fee. - $ - $ 10,000 $ - $ Costs for early termination of operating leases. - - 4,230 - Total - $ - $ 14,230 $ - $ Three months ended Nine months ended September 30, September 30, September 30, September 30, Three months ended Nine months ended . .

Impact of Costs and Expenses Related to Use of IPO Proceeds Operating Income, Income, Earnings Per Share - Diluted and Adjusted EBITDA, all from continuing operations, as adjusted for the impacts of transaction costs and expenses associated with the use of proceeds resulting from completion of the Company’s IPO in May 2007. Costs and expenses associated with the use of IPO proceeds, tax-effected at 37%. (3) Per share impacts based on diluted shares outstanding of 33,457,027 and 26,859,766, respectively, for the three and nine months ended September 30, 2007. See definition on slide 23. (Unaudited - $ in thousands, except for share amounts) Earnings Operating Income Income (2) Per Share- Diluted (3) Adjusted EBITDA (4) As reported (1) - Three months ended September 30, 2007 27,320 $ 6,580 $ 0.20 $ 37,070 $ Costs and expenses related to use of IPO Proceeds Advisory Services Agreement termination fee. - - - - Costs for early termination of operating leases. - - - - Debt extinguishment costs . - - - - Total - $ - $ - $ - $ Operating Income Income (2) Earnings Per Share- Diluted (3) Adjusted EBITDA (4) As reported (1) - Nine months ended September 30, 2007 82,360 $ 11,780 $ 0.44 $ 109,430 $ Costs and expenses related to use of IPO Proceeds Advisory Services Agreement termination fee. 10,000 6,300 0.24 10,000 Costs for early termination of operating leases. 4,230 2,660 0.10 4,230 Debt extinguishment costs . - 4,690 0.17 - Total 14,230 $ 13,650 $ 0.51 $ 14,230 $

(Unaudited - $ in thousands) Key Covenant Calculations Leverage Ratio Total Indebtedness at September 30, 2007 (1) 668,820 $ LTM EBITDA, as defined (1) 162,630 $ Leverage Ratio - Actual 4.11 X Leverage Ratio - Covenant 5.50 X Coverage Ratio LTM EBITDA, as defined (1) 162,630 $ Cash Interest Expense (1) 72,830 $ Coverage Ratio - Actual 2.23 X Coverage Ratio - Covenant. 1.85 X Notes: (1) As defined in our Amended and Restated Credit Agreement. .

(Unaudited - $ in thousands) LTM EBITDA as Defined in Credit Agreement Reported net loss for the twelve months ended September 30, 2007 (111,440) $ Interest expense, net (as defined) 72,660 Income tax expense 6,160 Depreciation and amortization . 39,300 Extraordinary non-cash charges 116,410 Heartland monitoring fee 13,000 Interest equivalent costs 4,250 Non-recurring expenses in connection with acquisition integration 260 Other non-cash expenses or losses 3,770 Non-recurring expenses or costs for cost savings projects 980 Losses on early termination of operating leases from net proceeds of an IPO. 4,230 Debt extinguishment costs 7,440 Non-cash expenses related to equity grants. 430 Discontinued operations 5,180 Bank EBITDA - LTM Ended September 30, 2007 (1) 162,630 $ (1) As defined in the Amended and Restated Credit Agreement dated August 2, 2006.